Funko Reports 2025 Fourth-Quarter, Full-Year Financial Results;
Provides Full-Year Outlook for 2026
--Q4 Net Sales Exceed Expectations, Gross Margin and Adjusted EBITDA at High End of Expectations--
EVERETT, Wash. March 12, 2026 -- Funko, Inc. (Nasdaq: FNKO), a leading pop culture and collectibles brand, today reported its consolidated financial results for the fourth quarter and full year ended December 31, 2025. The company also provided financial guidance for the 2026 first quarter and full year.
Fourth-Quarter Financial Results Summary: 2025 vs 2024
•Net sales were $273.1 million compared with $293.7 million
•Gross profit was $111.6 million, equal to gross margin of 40.9%, compared with $124.4 million, equal to gross margin of 42.4%
•SG&A expenses were $90.9 million compared with $102.8 million
•Net loss was $0.2 million, or $0.00 per share, compared with $1.5 million, or $0.03 per share
•Adjusted net income* was $2.5 million, or $0.05 per diluted share*, compared with $4.4 million, or $0.08 per diluted share*
•Adjusted EBITDA* was $23.3 million compared with $26.3 million
Full-Year Financial Results Summary: 2025 vs 2024
•Net sales were $908.2 million compared with $1.05 billion
•Gross profit was $351.3 million, equal to gross margin of 38.7%. This compares with $434.5 million, equal to gross margin of 41.4%
•SG&A expenses were $337.7 million compared with $359.0 million
•Net loss was $67.4 million, or $1.24 per share, compared with $14.7 million, or $0.28 per share
•Adjusted net loss* was $38.8 million, or $0.70 per diluted share*, versus adjusted net income* of $8.7 million, or $0.16 per share*
•Adjusted EBITDA* was $26.6 million compared with $94.7 million

"We closed the year with two consecutive quarters of solid financial results,” said Josh Simon, Chief Executive Officer of Funko. "Our fourth quarter performance was driven by strong sales of entertainment properties, notably KPop Demon Hunters and Stranger Things, as well as our Bitty Pop! franchise and the launch of Pop! Yourself in Europe.

"Turning to our balance sheet, we reduced our inventory levels and paid down $16 million of debt in Q4. And, as previously announced, we reached an agreement with our lender group to amend our credit agreement, which extends the maturity to December 31, 2027 and provides us with the financial flexibility to deliver on our long-term plans.

"Looking ahead, we’re excited about the 2026 entertainment slate and executing our 'Make Culture POP!' strategy -- winning the moments that shape culture, scaling storytelling across new products and platforms, expanding our touchpoints with fans and driving profitable growth.”

Fourth Quarter 2025 Net Sales by Category and Geography
The tables below show the breakdown of net sales on a brand category and geographical basis (in thousands):

	Three Months Ended December 31,		Period Over Period Change
	2025	2024	Dollar	Percentage
Net sales by product brand:
Core Collectible	$220,957	$232,703	$(11,746)	(5.0)%
Loungefly	43,125	42,364	761	1.8%
Other	9,014	18,662	(9,648)	(51.7)%
Total net sales	$273,096	$293,729	$(20,633)	(7.0)%

	Three Months Ended December 31,		Period Over Period Change
	2025	2024	Dollar	Percentage
Net sales by geography:
United States	$156,719	$178,183	$(21,464)	(12.0)%
Europe	96,238	94,694	1,544	1.6%
Other International	20,139	20,852	(713)	(3.4)%
Total net sales	$273,096	$293,729	$(20,633)	(7.0)%

Balance Sheet Highlights - At December 31, 2025 vs December 31, 2024
•Total cash and cash equivalents were $42.1 million at December 31, 2025 versus $34.7 million at December 31, 2024
•Inventories were $83.1 million at December 31, 2025 versus $92.6 million at December 31, 2024
•Total debt was $225.3 million at December 31, 2025 versus $182.8 million at December 31, 2024. Total debt includes the amount outstanding under the company's term loan facility, net of unamortized discounts, revolving line of credit and the company's equipment finance loan

Outlook for 2026
The company provided its 2026 full-year outlook and 2026 first-quarter guidance, which assumes ongoing tariff rates of approximately 15%, as follows:

Current Outlook
2026 Full Year
Net Sales	flat to up 3% vs 2025
Gross Margin %	~41% to 43%
Adjusted EBITDA*	$70 million to $80 million

2026 First Quarter
Net sales	flat to down 2% vs Q1 2025
Gross margin %	~41% to 43%
Adjusted EBITDA*	~breakeven
*Adjusted net income (loss), adjusted net income (loss) per diluted share and adjusted EBITDA are non-GAAP financial measures. For a reconciliation of historical adjusted net income (loss), adjusted income (loss) per diluted share, and adjusted EBITDA, to the most directly comparable U.S. GAAP financial measures, please refer to the “Non-GAAP Financial Measures” section of this press release. A reconciliation of adjusted net income (loss), adjusted net income (loss) per diluted share and adjusted EBITDA outlook to the corresponding GAAP measure on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to certain items. However, for the first quarter of 2026 the company expects equity-based compensation of approximately $4 million, depreciation and amortization of approximately $15 million and interest expense of approximately $5 million. For the full year 2026, the company expects equity-based compensation of approximately $15 million, depreciation and amortization of approximately $60 million and interest expense of approximately $18 million, each of which is a reconciling item to net loss. See "Use of Non-GAAP Financial Measures" and the attached reconciliations for more information.
Conference Call and Webcast
The company will host a webcast at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) today, March 12, 2026, to further discuss its fourth-quarter and full-year results and business update. A live webcast, presentation materials and a replay of the event will be available on the Investor Relations section on the Company’s website at investor.funko.com. The replay of the webcast will be available for one year.

Use of Non-GAAP Financial Measures
This release contains references to non-GAAP financial measures, including adjusted net income (loss), including per share amounts, adjusted EBITDA, adjusted EBITDA margin and adjusted net income (loss) margin, which are financial measures that are not prepared in conformity with United States generally accepted accounting principles (U.S. GAAP). Management uses these measures internally for evaluating its operating performance, for planning purposes, including the preparation of our annual operating budget and financials projections, to assess incentive compensation for our employees, and to evaluate our capacity to expand our business. The company's management believes that the presentation of non-GAAP financial measures provides useful supplementary information regarding operational performance because it enhances an investor's overall understanding of the financial results for the company's core business. Additionally, it provides a basis for the comparison of the financial results for the company's core business between current, past and future periods as they remove the impact of items not directly resulting from our core operations. The company also believes that including adjusted EBITDA and the other non-GAAP financial measures presented in this release is appropriate to provide additional information to investors and help to compare against other companies in our industry. Non-GAAP financial measures have limitations as analytical tools and should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with U.S. GAAP. We caution investors that amounts presented in accordance with our definitions of adjusted net income (loss), including per share amounts, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similar measures disclosed by our competitors, because not all companies and analysts calculate these measures in the same manner.
Detailed reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables following this release.
About Funko
Headquartered in Everett, Washington, Funko is a leading pop culture and collectibles brand. Funko designs, sources and distributes licensed pop culture products across multiple categories, including vinyl figures, action toys, plush, apparel, housewares and accessories for consumers who seek tangible ways to connect with their favorite pop culture brands and characters. Learn more at www.funko.com and follow us on X (Twitter) (@OriginalFunko) and Instagram (@OriginalFunko).

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our product offerings, our strategic plan and speed to market, anticipated financial results, including without limitation, full-year and first-quarter 2026 guidance, equity-based compensation, refinancing of our debt and financial position, and the impact of and anticipated trends in the macroeconomic environment, including tariffs and potential tariff refunds, on the company’s business. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: impacts from economic downturns; changes in the retail industry and markets for our consumer products; risks associated with our international operations, including risk related to tariffs and trade restrictions; risks relating to our indebtedness, including our ability to comply with financial and negative covenants under our Credit Agreement, as amended; our ability to execute our business strategy; our ability to manage our inventories and growth; our ability to identify or complete any strategic alternative transaction; our dependence on content development and creation by third parties; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; fluctuations in our gross margin and seasonal impacts; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; risk resulting from our e-commerce business and social media presence; our ability to successfully operate our information systems and implement new technology; our ability to secure additional financing on favorable terms or at all; the influence of our significant stockholder, TCG, and the possibility that TCG’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; including the Tax Receivable Agreement ("TRA") which confers certain benefits upon the parties to the TRA ("TRA Parties") that will not benefit Class A common stockholders to the same extent as it will benefit the TRA Parties; and volatility in the price of our Class A common stock. These and other important factors discussed under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2025 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Investor Relations:
investorrelations@funko.com
Media:
pr@funko.com

Funko, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
	(in thousands, except per share data)
Net sales	$273,096	$293,729	$908,209	$1,049,850
Cost of sales (exclusive of depreciation and amortization shown separately below)	161,489	169,326	556,940	615,318
Selling, general, and administrative expenses	90,855	102,804	337,715	358,958
Depreciation and amortization	14,778	16,174	59,097	62,583
Total operating expenses	267,122	288,304	953,752	1,036,859
Income (loss) from operations	5,974	5,425	(45,543)	12,991
Interest expense, net	5,199	4,212	19,181	20,575
Other (income) expense, net	(481)	928	(785)	2,922
Income (loss) before income taxes	1,256	285	(63,939)	(10,506)
Income tax expense	1,436	1,705	4,356	4,564
Net loss	(180)	(1,420)	(68,295)	(15,070)
Less: net income (loss) attributable to non-controlling interests	3	80	(935)	(352)
Net loss attributable to Funko, Inc.	$(183)	$(1,500)	$(67,360)	$(14,718)

Loss per share of Class A common stock:
Basic	$—	$(0.03)	$(1.24)	$(0.28)
Diluted	$—	$(0.03)	$(1.24)	$(0.28)
Weighted average shares of Class A common stock outstanding:
Basic	54,988	52,826	54,387	52,043
Diluted	55,501	52,826	54,387	52,043

Funko, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

	December 31,
	2025	2024
	(in thousands, except per share data)
Assets
Current assets:
Cash and cash equivalents	$42,148	$34,655
Accounts receivable, net	117,018	119,882
Inventories	83,136	92,580
Prepaid expenses and other current assets	48,094	39,942
Total current assets	290,396	287,059
Property and equipment, net	68,679	78,357
Operating lease right-of-use assets, net	46,928	52,846
Goodwill	133,900	133,652
Intangible assets, net	135,826	151,547
Other assets	9,505	3,793
Total assets	$685,234	$707,254
Liabilities and Stockholders' Equity
Current liabilities:
Current portion of revolving credit facility	$1,125	$60,000
Current portion of term debt	21,932	22,512
Current portion of operating lease liabilities	18,792	17,102
Accounts payable	64,748	63,130
Accrued royalties	59,821	61,362
Accrued expenses and other current liabilities	77,499	81,688
Total current liabilities	243,917	305,794
Long-term debt	202,246	100,303
Operating lease liabilities	48,680	60,390
Other long-term liabilities	4,261	4,414
Commitments and contingencies
Stockholders' equity:
Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 55,327 shares and 52,967 shares issued and outstanding as of December 31, 2025 and 2024, respectively	5	5
Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 91 shares and 1,430 shares issued and outstanding as of December 31, 2025 and 2024, respectively	—	—
Additional paid-in-capital	357,330	343,472
Accumulated other comprehensive income (loss)	4,621	(1,676)
Accumulated deficit	(176,142)	(108,782)
Total stockholders' equity attributable to Funko, Inc.	185,814	233,019
Non-controlling interests	316	3,334
Total stockholders' equity	186,130	236,353
Total liabilities and stockholders' equity	$685,234	$707,254

Funko, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows

	Year Ended December 31,
	2025	2024	2023

	(in thousands)
Operating Activities
Net loss	$(68,295)	$(15,070)	$(164,438)
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	59,097	62,583	57,389
Equity-based compensation	11,536	13,602	10,534
Loss on debt extinguishment	—	—	494
Gain on tax receivable agreement liability adjustment	—	—	(100,223)
Deferred tax (benefit) expense	—	(57)	123,124
Other, net	(1,877)	3,722	5,364
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable, net	6,192	9,624	40,513
Inventories	11,812	26,216	122,479
Prepaid expenses and other assets	(3,437)	17,076	(1,969)
Accounts payable	426	9,280	(17,968)
Income taxes payable	(274)	(597)	75
Accrued royalties	(1,542)	6,987	(14,723)
Accrued expenses and other liabilities	(18,758)	(9,842)	(29,716)
Net cash (used in) provided by operating activities	(5,120)	123,524	30,935

Investing Activities
Purchase of property and equipment	$(32,965)	$(32,791)	$(35,131)
Acquisitions of business and intangible assets, net of cash acquired	—	—	(5,364)
Sale of Funko Games inventory and certain intellectual property	—	6,754	—
Other, net	1,063	809	699
Net cash used in investing activities	(31,902)	(25,228)	(39,796)

Financing Activities
Borrowings on revolving credit facility	$85,000	$40,000	$71,000
Payments on revolving credit facility	(20,000)	(100,500)	(20,500)
Payment of term debt	(23,134)	(31,104)	(22,581)
Distributions to continuing equity owners	—	—	(1,118)
Payments under tax receivable agreement	—	(8,960)	(4)
Other, net	171	1,322	(1,201)
Net cash provided by (used in) financing activities	42,037	(99,242)	25,596

Effect of exchange rates on cash and cash equivalents	2,478	(852)	518

Net change in cash and cash equivalents	7,493	(1,798)	17,253
Cash and cash equivalents at beginning of period	34,655	36,453	19,200
Cash and cash equivalents at end of period	$42,148	$34,655	$36,453

Supplemental Cash Flow Information
Cash paid for interest	$18,343	$20,953	$24,635
Income tax payments	5,355	3,899	1,059
Establishment of liabilities under tax receivable agreement	—	547	—

The following tables reconcile the Non-GAAP Financial Measures to the most directly comparable U.S. GAAP financial performance measure, which is net loss, for the periods presented:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
	(in thousands, except per share data)
Net loss attributable to Funko, Inc.	$(183)	$(1,500)	$(67,360)	$(14,718)
Reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1)	3	80	(935)	(352)
Equity-based compensation (2)	2,630	3,072	11,536	13,602
Acquisition transaction costs and other expenses (3)	(302)	1,583	727	3,449
Certain severance, relocation and related costs (4)	—	12	—	2,093
Foreign currency transaction loss (5)	208	380	405	2,398
Tax receivable agreement liability adjustments (6)	(427)	547	(427)	547
Income tax effect of adjustments and valuation allowance reversal (7)	595	235	17,281	1,668
Adjusted net income (loss)	$2,524	$4,409	$(38,773)	$8,687
Adjusted net income (loss) margin (8)	0.9%	1.5%	(4.3)%	0.8%
Weighted-average shares of Class A common stock outstanding-basic	54,988	52,826	54,387	52,043
Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock	513	1,653	768	2,049
Adjusted weighted-average shares of Class A stock outstanding - diluted	55,501	54,479	55,155	54,092
Adjusted earnings (loss) per diluted share	$0.05	$0.08	$(0.70)	$0.16

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
	(in thousands)
Net loss	$(180)	$(1,420)	$(68,295)	$(15,070)
Interest expense, net	5,199	4,212	19,181	20,575
Income tax expense	1,436	1,705	4,356	4,564
Depreciation and amortization	14,778	16,174	59,097	62,583
EBITDA	$21,233	$20,671	$14,339	$72,652
Adjustments:
Equity-based compensation (2)	2,630	3,072	11,536	13,602
Acquisition transaction costs and other expenses (3)	(302)	1,583	727	3,449
Certain severance, relocation and related costs (4)	—	12	—	2,093
Foreign currency transaction loss (gain) (5)	208	380	405	2,398
Tax receivable agreement liability adjustments (6)	(427)	547	(427)	547
Adjusted EBITDA	$23,342	$26,265	$26,580	$94,741
Adjusted EBITDA margin (9)	8.5%	8.9%	2.9%	9.0%

(1)
Represents the reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC in periods in which income was attributable to non-controlling interests.

(2)	Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards.
(3)
For the three months ended December 31, 2025, includes gain on the sale of certain assets held for sale. For the year ended December 31, 2025, includes gain on sale and charges related to fair market value adjustments for certain assets held for sale. For the three months ended December 31, 2024, includes charges related to fair market value adjustments of certain assets held for sale, related to a potential business initiative. For the year ended December 31, 2024, includes a net one-time legal settlement gain of $1.4 million related to a previously-disclosed Loungefly customs-related matter and costs of $4.8 million related to contract settlement agreements and related services for assets held for sale (including fair market value adjustments of $1.3 million) related to a potential business initiative and the sale of certain assets under Funko Games.

(4)
Represents certain severance, relocation and related costs. For the three months ended December 31, 2024, includes true up severance and benefit costs for certain management departures. For the year ended December 31, 2024, includes severance and benefit costs related to certain management departures of $2.1 million.

(5)	Represents both unrealized and realized foreign currency losses (gains) on transactions other than in U.S. dollars.
(6)	Represents recognized adjustments to the tax receivable agreement liability.
(7)
Represents the income tax expense (benefit) effect of the above adjustments including adding back the valuation allowance related to the net loss. This adjustment uses an effective tax rate of 25% for all periods presented.

(8)	Adjusted net income (loss) margin is calculated as Adjusted net income (loss) as a percentage of net sales.
(9)	Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales.